UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 04, 2023

Velocity Financial, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39183	46-0659719
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30699 Russell Ranch Road, Suite 295
Westlake Village, California		91362
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (818) 532-3700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	VEL	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 4, 2023, Katherine Verner informed us of her decision to resign as a director effective April 6, 2023. Her decision to resign is not based upon any disagreements between us and Ms. Verner.

Ms. Verner was a TOBI III SPE I LLC (TOBI) director designee as such right is held by TOBI pursuant to the Stockholders Agreement dated as of January 16, 2020 and the Securities Purchase Agreement dated April 5, 2020. TOBI is an affiliate of the funds, general and limited partners and members that beneficially own approximately 37% of our common stock.

In connection with Ms. Verner's resignation, TOBI requested our Board to elect Omar Maasarani as a new director.

On April 7, 2023, our Board of Directors elected Mr. Maasarani as a new independent member of our Board.

Mr. Maasarani, 37, is a portfolio manager at Pacific Investment Management Company LLC (PIMCO) focused on originating, executing, and managing private equity and structured equity investments as part of the firm’s alternatives investing complex. Prior to joining PIMCO in 2018, Mr. Maasarani spent nearly a decade with Morgan Stanley, most recently as a vice president with the firm’s private equity investing team. At Morgan Stanley, he executed and managed over a dozen investments across the technology, business services, and consumer sectors. Earlier in his career, Mr. Maasarani worked in the financial services investment banking advisory group at Morgan Stanley and in asset management at Goldman Sachs. He has 16 years of investment and financial services experience and holds a bachelor’s degree from Rutgers University.

Mr. Maasarani also replaces Ms. Verner as the Board's director nominee to be voted upon at our May 19, 2023 Annual Meeting of Shareholders. Proxies cast for Ms. Verner will instead be voted for Mr. Maasarani.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Velocity Financial, Inc.

Date:	April 7, 2023	By:	/s/ Roland T. Kelly
Roland T. Kelly, Chief Legal Officer